UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported)
May 6, 2010 (May 6, 2010)
ADVOCAT INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-12996	62-1559667

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1621 Galleria Boulevard, Brentwood, TN 37027
(Address of Principal Executive Offices)            (Zip Code)
(615) 771-7575
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.
On May 6, 2010, the Registrant commented on errors in the analyst report issued by Avondale Partners, LLC on May 6, 2010. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference in its entirety.
On May 5, 2010, the Registrant filed a Current Report on Form 8-K in connection with its results of operations for the first quarter ended March 31, 2010 and scheduled a conference call for 9:00 a.m. central time on May 6, 2010 to discuss its first quarter 2010 results. The transcript for that call is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference in its entirety.
As noted in footnote 6 of the Company’s Quarterly Report on Form 10-Q, the Company’s results of operations for historical periods have been reclassified to present results related to certain discontinued operations. These reclassifications include results for four leased Florida homes that were subject to a lease terminated effective March 31, 2010, and also include revenue and cost of sales for certain enteral nutrition, urological, ostomy and tracheostomy services that were discontinued October 1, 2009. Attached hereto as exhibit 99.3 is an unaudited schedule to show the quarterly results of operations and revenue and census statistics as reclassified to present these operations as discontinued operations. This information is being presented to assist investors in understanding how historical results of operations will be presented in future filings.
The information furnished pursuant to Item 8.01 herein, including Exhibits 99.1, 99.2 and 99.3, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.

Item 9.01.	Financial Statements and Exhibits.
     (d) Exhibits

Number	Exhibit
99.1	Press Release dated May 6, 2010.
99.2	Transcript of the May 6, 2010 conference call.
99.3
Unaudited schedule to show the quarterly results of operations and revenue and census statistics as reclassified to present discontinued operations for each of the first, second, third and fourth quarters of 2009 and full year 2009.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ADVOCAT INC.
By:	/s/ L. Glynn Riddle, Jr.
L. Glynn Riddle, Jr.
Chief Financial Officer

Date: May 6, 2010

EXHIBIT INDEX

Number	Exhibit
99.1	Press Release dated May 6, 2010.
99.2	Transcript of the May 6, 2010 conference call.
99.3
Unaudited schedule to show the quarterly results of operations and revenue and census statistics as reclassified to present discontinued operations for each of the first, second, third and fourth quarters of 2009 and full year 2009.